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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 6, 1996




                            OXFORD HEALTH PLANS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                   0-19442                  06-1118515
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(State or other jurisdiction)         (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)


    800 Connecticut Avenue, Norwalk, Connecticut                  06854
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       (Address of principal executive offices)                 (Zip Code)


                                 (203) 852-1442
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              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

       Registrant's Press Release, dated November 6, 1996, is attached as an Exhibit hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

       (99)  Press Release dated November 6, 1996



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 OXFORD HEALTH PLANS, INC.


Date: November 6, 1996                           By: /s/ ANDREW B. CASSIDY
                                                    ----------------------------
                                                         ANDREW B. CASSIDY
                                                         Chief Financial Officer




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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit                                                                    Page
Number      Description of Document                                       Number
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
  (99)      Press Release dated November 6, 1996                            4




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